Victory Variable Insurance Funds

Victory High Yield VIP Series	Victory RS Small Cap Growth Equity VIP Series
Victory RS International VIP Series	Victory 500 Index VIP Series
Victory RS Large Cap Alpha VIP Series	Victory Sophus Emerging Markets VIP Series
(the "Funds")

Supplement dated June 1, 2023

to the Statement of Additional Information dated May 1, 2023 ("SAI")

The following disclosure hereby replaces the second paragraph in its entirety under Recent Market Conditions and Events under the section titled INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS on page 25 of the Funds' SAI.

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or "debt ceiling"), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments.